UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BY DESIGN, INC.
 (Exact name of registrant as specified in its charter)

Nevada	20-3305472
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

2519 East Kentucky Ave.
Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-145760 (if  applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
 (Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates its filing pursuant to Rule 424(b), dated May 9, 2008.

Item 2. Exhibits.

The Registrant hereby incorporates its filings pursuant to Form SB-2, dated August 29, 2007 and Form S-1, dated April 30, 2008.

SIGNATURE

     Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

By Design, Inc.
May 12, 2008	/s/ Deanie J. Underwood
Deanie J. Underwood Chief Executive Officer

* Print the name and title of the signing officer under his signature.